                                                                     EXHIBIT 4.4

                                 AVANTGO, INC.

             THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND
            ------------------------------------------------------

                               CO-SALE AGREEMENT
                               -----------------


     This Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the "Agreement") is made and entered into as of March 8, 2000, by and
                ---------
among AvantGo, Inc., a Delaware corporation (the "Company"), and Felix Lin,
                                                  -------
Linus Upson and Rafael Weinstein (the "Founders"), and the holders of Preferred
                                       --------
Stock of the Company listed on Exhibit A hereto (collectively, the "Investors"
                               ---------                            ---------
and individually, an "Investor").
                      --------

                                   RECITALS
                                   --------

     A.  The Company and certain investors (the "Prior Investors") entered into
                                                 ---------------
that certain Second Amended Right of First Refusal and Co-Sale Agreement dated June 4, 1999 (the "Prior Agreement"), which agreement may be amended with the
                   ---------------
written consent of the Company, the holders of a majority of the Company's Preferred Stock, and the holders of a majority of the Founders' Shares (as defined below).

     B.  The Company and certain Investors (the "New Investors") have entered
                                                 -------------
into a Series D Preferred Stock Purchase Agreement (the "Purchase Agreement") of
                                                         ------------------
even date herewith pursuant to which the Company desires to sell to the New Investors and the New Investors desire to purchase from the Company shares of the Company's Series D Preferred Stock. A condition to the New Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Prior Investors amend and restate the Prior Agreement as set forth herein in order to provide the New Investors the opportunity to purchase and/or participate, upon the terms and conditions set forth in this Agreement, in subsequent sales by the Founders of shares of the Company's Common Stock (the "Common Stock"). The Company, the Prior Investors and the Founders each desire
 ------------
to induce the New Investors to purchase shares of Series D Preferred Stock pursuant to the Purchase Agreement by amending and restating the Prior Agreement as set forth herein.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.  Sales by Founders.
         -----------------

         (a) Notice of Sales; Assignment of Company Right of First Refusal.
             -------------------------------------------------------------

             (i) Should any Founder or Permitted Transferee, as defined in
Section 1(f) below propose to accept one or more bona fide offers (collectively, a "Purchase Offer") from any persons to purchase shares of the Company's Common
   ---------------
Stock (the "Shares") from such Founder (other than as set forth in subsection
            ------
1(e) hereof), such Founder shall promptly deliver a notice (the "Notice") to the
                                                                 ------
Company and each Investor stating the terms and conditions of such Purchase Offer including, without limitation, the number of shares of the Company's capital stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. The Notice shall certify that the Founder or Permitted Transferee has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the transfer is obtainable on the terms set forth in the Notice.

             (ii) The Company agrees that in the event that the Company declines to exercise in full the Right of First Refusal set forth in Section 3 of the Common Stock Purchase Agreement between such Founder and the Company (the "Right
                                                                           -----
of First Refusal"), the Company will provide each Investor who holds at least
----------------
two hundred thousand (200,000) shares of Preferred Stock or Common Stock equivalent thereof or at least one hundred thousand (100,000) shares of Series D Preferred Stock or Common Stock equivalent thereof (each a "Major Investor")
                                                            --------------
with notice of such determination at least fifteen (15) days prior to the end of the period in which the Right of First Refusal expires under such Common Stock Purchase Agreement. Each Major Investor shall then have the right, exercisable by notice prior to the end of such period, to exercise such Right of First Refusal as the Company's assignee on a pro rata basis (based upon the number of Conversion Shares (as defined below) held by such Major Investor relative to the aggregate number of Conversion Shares held by all Major Investors); provided that if fewer than all Major Investors elect to participate, the Shares that would otherwise be allocated to non-participating Major Investors shall be allocated to each participating Major Investor in a manner such that each participating Major Investor is entitled to purchase at least such Major Investor's pro rata portion of such unallocated Shares (based upon the number of Conversion Shares held by all participating Major Investors) or such different number of shares as the participating Major Investors shall mutually agree. Upon expiration or exercise of the Right of First Refusal, the Company will provide notice to all Major Investors as to whether or not the Right of First Refusal has been exercised by the Company or the Investors.

             (b) Co-Sale Right.  To the extent that the Right of First Refusal
                 -------------
is not exercised in full by the Company or the Major Investors, each Major Investor shall have the right (the "Co-Sale Right"), exercisable upon written
                                    -------------
notice to the Company within fifteen (15) business days after the expiration of the Right of First Refusal to participate in such Founder's sale of Shares pursuant to the specified terms and conditions of such Purchase Offer. To the extent a Major Investor exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of Shares which such Founder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The Co-Sale Right of each Major Investor shall be subject to the following terms and conditions:

                 (i) Calculation of Shares.  Each Major Investor may sell all or
                     ---------------------
any part of that number of shares of Common Stock of the Company issued or issuable upon conversion of Preferred Stock or Common Stock received in connection with any stock dividend, stock split or other reclassification thereof ("the Conversion Shares") equal to the product obtained by multiplying
          ---------------------
(x) the aggregate number of shares of Common Stock covered by the Purchase Offer by (y) a fraction, the numerator of which is the number of Conversion Shares at the time owned by such Major Investor and the denominator of which is the combined number of Conversion Shares of the Company at the time owned by all Major Investors and all Founders participating in such sale, including shares transferred by such Founder to Permitted Transferees (as hereinafter defined) in accordance herewith. The provisions of this Agreement do not confer any Co-Sale rights with respect to any shares of Common Stock or other securities held by a Major Investor that are not Conversion Shares.

                 (ii) Delivery of Certificates.  Each Major Investor may effect
                      ------------------------
its participation in the sale by delivering to the selling Founder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, which represent the number of shares of Preferred Stock, or Common Stock issued upon conversion thereof, which such Major Investor elects to sell.

             (c) Transfer.  The stock certificate or certificates which the
                 --------
Major Investor delivers to the selling Founder pursuant to Section 1(b) shall be delivered by such Founder to the purchase offeror in consummation of the sale pursuant to the terms and conditions specified in the Notice, and such Founder shall promptly thereafter remit to such Major Investor that portion of the sale proceeds to which such Major Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares of capital stock of the Company from an Investor exercising its Co-Sale Right hereunder, the selling Founder or Founders shall not sell to such prospective purchaser or purchasers any shares of Company stock unless and until, simultaneously with such sale, the selling Founder or Founders shall purchase such shares from such Major Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Notice (which terms and conditions shall be no less favorable than those governing the sale to the purchaser by the Founder or Founders).

             (d) Non-Exercise of Rights.  To the extent that the Company, the
                 ----------------------
other Founders and the Major Investors have not exercised their rights to purchase the Shares within the time periods specified in Section 1(a)(ii) and the Major Investors have not exercised their Co-Sale Right within the time period specified in Section 1(b), the Founder shall have a period of ninety (90) days from the expiration of such rights in which to sell the Shares, as the case may be, upon terms and conditions (including the purchase price) no more favorable than those specified in the Notice to the third-party transferees(s) identified in the Notice. The third-party transferees(s) shall acquire the Shares subject to the rights of first refusal and co-sale under this Agreement. In the event the Founder does not consummate the sale or disposition of the Shares within the ninety (90) day period from the expiration of these rights, the Company's, the other Founders' and the Major Investors' first refusal rights and the Major Investors' co-sale right shall continue to be applicable to any subsequent disposition of the Shares by such Founder until such right lapses in accordance with the terms of this Agreement.

             (e) No Adverse Effect.  The exercise or non-exercise of the rights
                 -----------------
of the Major Investors hereunder to participate in one or more sales of Shares made by a Founder shall not adversely affect their rights to participate in subsequent sales of Common Stock by a Founder.

             (f) Permitted Transactions.  The provisions of Section 1 of this
                 ----------------------
Agreement shall not pertain or apply to:

                 (i) Any pledge of the Company's Common Stock made by a Founder pursuant to a bona fide loan transaction which creates a mere security interest;

                 (ii)   Any repurchase of Common Stock by the Company;

                 (iii)  Any bona fide gift;

                 (iv) Any transfer to a Founder's ancestors, descendants or spouse or to a trust for their benefit;

                 (v) any sale or transfer of shares of Common Stock among the Founders; or

                 (vi) any sale or transfer by a Founder of up to 5% of the total number of shares of Common Stock held by such Founder on the date of this Agreement in any twelve-month period;

provided, that (x) the Founder(s) shall inform the Major Investors of such
--------
pledge, transfer or gift prior to effecting it, and (y) the pledgee, transferee, purchaser or donee (collectively, the "Permitted Transferees") shall furnish the
                                       ---------------------
Major Investors with a written agreement to be bound by and comply with all provisions of this Agreement and the Voting Agreement of the Company dated the date hereof applicable to the Founders.

     2.   Prohibited Transfers.  Any attempt by a Founder to transfer shares of
          --------------------
the Company in violation of Section 1 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares. In addition to other such remedies as may be available at law, in equity or hereunder, the Major Investors shall have the put option provided below, and such Founder (the "Violating Founder") shall be bound by the applicable provisions of such option.

          (a) In the event of a Prohibited Transfer, each Major Investor shall have the right to sell to the Violating Founder its pro rata portion of the type and number of Shares equal to the number of shares such Major Investor would have been entitled to transfer to the third-party transferee(s) under Section 1(b) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

               (i) The price per share at which the shares are to be sold to the Violating Founder shall be equal to the price per share paid by the third-party transferees(s) to such Founder in the Prohibited Transfer. The Violating Founder shall also reimburse each Major Investor for any and all reasonable fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 1(b).

               (ii) Within thirty (30) days after the later of the dates on which the Major Investor (A) received notice of the Prohibited Transfer or (B) otherwise became aware of the Prohibited Transfer, each Major Investor shall, if exercising the option created hereby, deliver to the Violating Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

               (iii) The Violating Founder shall, upon receipt of the certificate or certificates for the shares to be sold by a Major Investor pursuant to this Section 2, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 2.1(b)(i) above, in cash or by other means reasonably acceptable to the Major Investor.

               (iv) Notwithstanding the foregoing, any attempt by the Violating Founder to transfer Shares in violation of Section 1 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferees(s) as the owner of such shares without the written consent of the Major Investors.

     3.   Legended Certificates.  Each certificate representing shares of the
          ---------------------
Common Stock of the Company now or hereafter owned by the Founders or issued to any Permitted Transferee pursuant to Section 1(e) shall be endorsed with the following legend:

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF COMMON AND PREFERRED STOCK OF THE CORPORATION. COPIES

          OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

     The foregoing legend shall be removed upon termination of this Agreement in accordance with the provisions of Section 4(a).

     4.   Miscellaneous Provisions.
          ------------------------

          (a) Termination.  This Agreement shall terminate upon the earliest to
              -----------
occur of any one of the following events (and shall not apply to any transfer by a Founder in connection with any such event):

              (i) The liquidation, dissolution or indefinite cessation of the business operations of the Company;

              (ii) The execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;

              (iii) The closing of the Company's initial public offering of securities; or

              (iv) The closing of any acquisition, merger, reorganization or other transaction which results in the stockholders of the Company immediately prior to such transaction owning less than 50% of the Company's voting stock immediately after such transaction.

          (b) Removal of Legend.  At any time after the termination of this
              -----------------
Agreement, any holder of a stock certificate legended pursuant to Section 3 may surrender such certificate to the Company for removal of such legend, and the Company shall duly reissue a new certificate without the legend.

          (c) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as
                                                 ---------
subsequently modified by written notice.

          (d) Successors and Assigns.  This Agreement and the rights and
              ----------------------
obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. The rights of the Investors hereunder shall be assignable (but only with all related obligations) by an Investor: (i) to a transferee or assignee who holds or would hold, after giving effect to the transfer, a sufficient number of shares so as to qualify as a Major Investor; and (ii) with the Company's prior written consent, which consent shall not be unreasonably withheld, to a transferee or assignee of such securities that is a current or former constituent partner, Affiliate (as defined under Rule 405 pursuant to the Act) or member of a Holder and who holds or would hold, after giving effect to the transfer, the lesser of (A) at least fifty thousand (50,000) shares of such securities; or (B) all of such securities then held by such transferee.

          (e) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (f) Modifications and Amendments.  Any term hereof may be amended or
              ----------------------------
waived with the written consent of the Company, holders of at least a majority of the Preferred Stock, and holders of a majority of the Founders' Shares (or their respective successors and assigns) voting together as a class; provided that if such amendment adversely affects the Preferred Stock held by a non-consenting holder in a manner different than Preferred Stock issued to the Investors, then such amendment shall require the consent of such adversely-affected holder. Any amendment or waiver effected in accordance with this
Section 4(e) shall be binding upon the Company, the holders of Preferred Stock and any holder of Founders' Shares, and each of their respective successors and assigns.

          (g) Attorney's Fees.  If any action at law or in equity (including
              ---------------
arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          (h) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (i) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          (j) Further Assurances.  Each of the parties hereto agrees to execute
              ------------------
such other and further certificates, instruments and other documents as may be reasonably necessary and proper to implement the transactions contemplated by this Agreement.


                            [Signature Page Follows]

     The parties have executed this Third Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By:  /s/ Richard Owen
                                         ---------------------------------------
                                           Richard Owen,
                                           Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                           Suite 300
                                           San Mateo, CA  94402


                                    INVESTOR:

                                    Ford Motor Company
                                    --------------------------------------------
                                    (Name)

                                    By: /s/ Kathryn S. Lamping
                                        ----------------------------------------

                                    Name: Kathryn S. Lamping
                                          --------------------------------------

                                    Title:  Assistant Secretary

                                    Address: 1 American Road
                                             -----------------------------------
                                    Dearborn, MI 48126-2798
                                    --------------------------------------------
                                    Fax:  313-337-9591
                                          --------------------------------------

                                    INVESTOR:

                                    Imagine Health, Inc
                                    -------------------------------------------
                                    (Name)

                                    By: /s/ William J. Dawson
                                        ---------------------------------------

                                    Name: William J. Dawson
                                          -------------------------------------

                                    Title: Vice President

                                    Address: c/o McKesson HBOC, Inc.
                                             -----------------------------------

                                    One Post Street, San Francisco, CA  94104
                                    --------------------------------------------
                                    Fax:  415-983-8826
                                          -------------------------------------

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

                                    INVESTOR:

                                    American Express Travel Related Services
                                    --------------------------------------------
                                    Company, Inc.,
                                    -------------------------------------------
                                    (Name)

                                    By: /s/ Pierric Beckert
                                        ---------------------------------------

                                    Name: Pierric Beckert
                                          -------------------------------------

                                    Title: SVP, Interactive Investments

                                    Address: 200 Vesey Street, 31/st/ Floor
                                             ----------------------------------

                                    New York, NY  10285-3116
                                    -------------------------------------------
                                    Fax:  212-619-8610
                                          -------------------------------------


                                    INVESTOR:

                                    Pinnacle Ventures
                                    -------------------------------------------
                                    (Name)

                                    By: /s/ Christopher J. Schaepe
                                        ----------------------------------------

                                    Name: Christopher J. Schaepe
                                          --------------------------------------

                                    Title: Principal

                                    Address: 373 First Street
                                             -----------------------------------

                                    Los Altos, CA  94022
                                    --------------------------------------------
                                    Fax: 650-856-2037
                                         ---------------------------------------


                                    INVESTOR:

                                    Adobe Ventures II, L.P.
                                    ------------------------------------------
                                    (Name)

                                    By: /s/ Jackie Berterretche
                                        ---------------------------------------

                                    Name: Jackie Berterretche
                                         --------------------------------------

                                    Title: Attorney-in-Fact

                                    Address: One Bush Street
                                             ----------------------------------

                                    San Francisco, CA  94104
                                    --------------------------------------------
                                    Fax: 415-439-3621
                                         ---------------------------------------

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

                                    INVESTOR:

                                    H&Q AvantGo Investors, L.P.
                                    -------------------------------------------
                                    (Name)

                                    By: H&Q Management Corp.
                                        ----------------------------------------

                                    Name: /s/ Jackie Berterretche
                                          --------------------------------------

                                    Title: Attorney-in-Fact

                                    Address: One Bush Street
                                             -----------------------------------

                                    San Francisco, CA  94104
                                    --------------------------------------------
                                    Fax: 415-439-3621
                                         ---------------------------------------


                                    INVESTOR:

                                    Jeffrey T. Webber
                                    --------------------------------------------
                                    (Name)

                                    By: /s/ Jeffrey T. Webber
                                        ----------------------------------------

                                    Name: Jeffrey T. Webber
                                          --------------------------------------

                                    Title:

                                    Address: 1717 Embarcadero Road, Suite 2000,
                                             -----------------------------------
                                    Palo Alto, CA  94303
                                    --------------------------------------------
                                    Fax:________________________________________


                                    INVESTOR:

                                    Sleepy Hollow Investment Partnership, L.P.
                                    -------------------------------------------
                                    (Name)

                                    By: Fayez Sarofim Investment Partnership No.
                                        ----------------------------------------
                                    5, L.P.
                                    --------------------------------------------

                                    Name: /s/ Raye G. White
                                          --------------------------------------

                                    Title: Executive Vice President of the
                                    Managing General Partner, FSI No. 2
                                    Corporation

                                    Address: P.O. Box 52830
                                             -----------------------------------

                                    Houston, TX  77052-2830
                                    --------------------------------------------
                                    Fax: 713-654-4015
                                         ---------------------------------------

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

                                    INVESTOR:

                                    Joseph F. Brilando
                                    --------------------------------------------
                                    (Name)

                                    By: /s/ Joseph F. Brilando.
                                        ----------------------------------------

                                    Name: Joseph F. Brilando
                                          --------------------------------------

                                    Title:

                                    Address: 1717 Embarcadero Road, Suite 2000
                                             -----------------------------------
                                             Palo Alto, CA 94303
                                             -----------------------------------
                                    Fax: 650-424-8080
                                         ---------------------------------------


                                    INVESTOR:

                                    C. Woodrow Rea Jr.
                                    --------------------------------------------
                                    (Name)

                                    By: /s/ C. Woodrow Rea Jr.
                                        ----------------------------------------

                                    Name: C. Woodrow Rea Jr.
                                          --------------------------------------

                                    Title:

                                    Address: 1717 Embarcadero Road, Suite 2000
                                             -----------------------------------
                                    Palo Alto, CA 94303
                                    --------------------------------------------
                                    Fax: 650-424-8080
                                         ---------------------------------------


                                    INVESTOR:

                                    RBW Investments, LLC
                                    --------------------------------------------
                                    (Name)

                                    By: BW Management, LLC, its General Partner
                                        ---------------------------------------

                                    Name: /s/ Joseph F. Brilando
                                          --------------------------------------
                                    Title: Managing Director

                                    Address: 1717 Embarcadero Road, Suite 2000
                                             -----------------------------------
                                    Palo Alto, CA 94303
                                    --------------------------------------------
                                    Fax: 650-424-8080
                                         ---------------------------------------

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

                                    INVESTOR:

                                    The Entrepreneurs' Fund II, L.P.
                                    --------------------------------------------
                                    (Name)

                                    By: BW Management II, LLC, its General
                                    --------------------------------------------
                                    Partner
                                    --------------------------------------------
                                    Name: /s/ C. Woodrow Rea Jr.
                                          --------------------------------------

                                    Title: Managing Director

                                    Address: 1717 Embarcadero Road, Suite 2000,
                                             ----------------------------------
                                    Palo Alto, CA  94303
                                    --------------------------------------------
                                    Fax: (650) 424-8080
                                         ---------------------------------------

                                    INVESTOR:

                                    The Entrepreneurs' Fund, L.P.
                                    --------------------------------------------
                                    (Name)

                                    By: BW Management II, LLC, its General
                                        ----------------------------------------
                                    Partner
                                    --------------------------------------------

                                    Name: /s/ Joseph F. Brilando
                                          --------------------------------------

                                    Title: Managing Director

                                    Address: 1717 Embarcadero Road, Suite 2000,
                                             ----------------------------------
                                    Palo Alto, CA  94303
                                    --------------------------------------------

                                    Fax: (650) 424-8080
                                         ---------------------------------------


SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

                                    INVESTOR:

                                    21st Century Internet Fund
                                    --------------------------------------------
                                    (Name)

                                    By: /s/ Peter Zeibelman
                                        ----------------------------------------

                                    Name: Peter Zeibelman
                                          --------------------------------------

                                    Title:

                                    Address:
                                            ------------------------------------

                                    Fax:
                                            ------------------------------------

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

                                    THE GOLDMAN SACHS GROUP, INC.



                                    By:  /s/ Richard Friedman
                                         ---------------------------------------

                                    Name: Richard Friedman
                                          --------------------------------------

                                    Title: Vice President
                                           -------------------------------------


                                    STONE STREET FUND 2000, L.P.
                                    By: Stone Street 2000, L.L.C., its general
                                    partner



                                    By:  /s/ Richard Friedman
                                         ---------------------------------------

                                    Name: Richard Friedman
                                          --------------------------------------

                                    Title: Vice President
                                           -------------------------------------


                                    BRIDGE STREET SPECIAL OPPORTUNITIES FUND
                                    2000, L.P.
                                    By:  Bridge Street Special Opportunities
                                    2000, L.L.C., it general partner



                                    By:  /s/ Richard Friedman
                                         ---------------------------------------

                                    Name: Richard Friedman
                                          --------------------------------------

                                    Title: Vice President
                                          --------------------------------------


                                    GOLDMAN SACHS INVESTMENTS LIMITED



                                    By:  /s/ Jenny Truzzano
                                         ---------------------------------------

                                    Name: Jenny Truzzano
                                          --------------------------------------

                                    Title: Vice President
                                           -------------------------------------

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

PRIOR INVESTORS:


21ST CENTURY INTERNET FUND, L.P.                           ADOBE VENTURES II, L.P.
By: 21st Century Internet Management
Partners, LLC                                              By: Adobe Venture Management II, LLC,
                                                           Its General Partner

/s/ Peter H. Zeibelman
-----------------------------------------------            /s/ Jackie Berterretche
Peter H. Ziebelman, Member                                 -----------------------------------------
                                                           Jackie Berterretche, Attorney-in-Fact

                                                           _________________________________________
SLEEPY HOLLOW INVESTMENT PARTNERSHIP, L.P.                 H&Q AVANTGO INVESTORS, L.P.
By: Fayez Sarofim Investment Partnership No. 5,
 L.P., it's General Partner

                                                           By:  H&Q Management Corp.,
By: /s/ Alice M. Youngblood                                Its General Partner
Alice M. Youngblood
Officer of General Partner's
Managing General Partner, FSI                              /s/ Jackie Berterretche
No. 2 Corporation                                          -----------------------------------------
                                                           Jackie Berterretche, Attorney-in-Fact

/s/ Felix Lin                                              /s/ Linus Upson
----------------------------------------------             -----------------------------------------
FELIX LIN                                                  LINUS UPSON



/s/ David Moore
---------------------------------------------
DAVID MOORE

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

FOUNDERS:



/s/ Felix Lin
---------------------------------------------
Felix Lin

Address:  2602 Dolores Street
          San Mateo, CA 94403



/s/ Linus Upson
---------------------------------------------
Linus Upson

Address:  P.O. Box 620603
          Woodside, CA 94062



/s/ Rafael Weinstein
---------------------------------------------
Rafael Weinstein

Address:  315 Duncan Street, Apt. 6
          San Francisco, CA 94131


SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------

The Goldman Sachs Group, Inc.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Stone Street Fund 2000, L.P.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Bridge Street Special Opportunities
Fund 2000, L.P.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Goldman Sachs Investments Limited
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Yahoo!, Inc.
3420 Central Expressway
Santa Clara, CA 95051
Fax: (408) 328-7939
Fax: (408) 731-3400

Pinnacle Ventures
3721 Ortega Court
Palo Alto, CA 94306
Fax: 415.989.5108

Imagine Health, Inc.
c/o McKesson HBOC
1 Post Street, 34/th/ Floor
San Francisco, California 94104
Fax: (415)

Ford Motor Company
1 American Road
Dearborn, MI 48126-2798
Fax: (313) 594-3332

American Express Travel Related
Services Company, Inc.
World Financial Center
New York, NY 10285-3116
Fax: (212) 619-8610

The Entrepreneurs Growth Fund, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

The Entrepreneurs Fund I, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

The Entrepreneurs Fund II, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

RBW Investments LLC
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Jeff Webber
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

C. Woodrow Rea
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Joe Brilando
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Sleepy Hollow Investment Partnership,
L.P.
Two Houston Center
Suite 2907
Houston, TX 77010
Fax:

Microsoft Corporation
One Microsoft Way
Redmond, WA 98052
Attn: Chief Financial Officer
CC: General Counsel, Finance and
Administration
Fax:

3Com Ventures, Inc.
C/O 3Com Corporation
5400 Bayfront Plaza
Santa Clara, CA 95052
Attn: Vice President,
Business Development
Fax: (408) 326-7207
cc: General Counsel
Fax: (408) 326-6434

21st Century Internet Fund, L.P.
2 South Park, 2nd Floor
San Francisco, CA  94107
Fax: (415) 512-2650


Adobe Ventures II, L.P.
c/o Hambrecht & Quist Incorporated
One Bush Street, 18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

H&Q AvantGo Investors, L.P.
c/o Hambrecht & Quist Incorporated
One Bush Street, 18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

Hambrecht & Quist Employee
Venture Fund, L.P. II
c/o Hambrecht & Quist Incorporated
One Bush Street, 18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

Tacit Fund, L.P.
100 Hamilton Avenue, Suite 160
Palo Alto, CA 94301
Fax:

Stealth Fund, L.P.
100 Hamilton Avenue, Suite 160
Palo Alto, CA 94301
Fax:

Entrepreneurs Fund, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax:

RBW Investments LLC
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax:

Cornerstone Properties LLP
Bayshore Corporate Center
1720 South Amphlett Blvd.
Suite 110
San Mateo, CA 94402
Fax: (650) 574-0610

Angel Investors, L.P.
c/o Wilson, Sonsini, et al.,
650 Page Mill Road
Palo Alto, CA 94304
Fax:

TWB Investment Partnership
c/o Perkins Coie LLP
1201 Third Avenue, 40/th/ Floor
Seattle, WA 98101-3099
Fax: (206) 583-8500

Evans Partners LLC
716 Laurel Street
San Carlos, CA 94070
Fax: (831) 423-2301

Charlotte Ziems
1052 Edgewood Road
Redwood City, CA 94062
Fax: (650) 599-9311

David Pesikoff
2206 Quenby Street
Houston, TX 77005
Fax:

Felix Lin
2602 Dolores Street
San Mateo, CA 94403
Fax:

Linus Upson
P.O. Box 620603
Woodside, CA 94062
Fax:

David Moore
23 Baker Street
San Francisco, CA 94117
Fax:

RIM USA Capital Corporation
295 Phillip Street
Waterloo, Ontario
Canada N2L 3W8
Fax: (519) 888-6906

Broadview SLP
950 Tower Lane, 18/th/ Floor
Foster City, CA 94404-2130
Fax: 650 378-4710

DRW Venture Partners L.P.
Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, MN 55402
Fax: (612) 373-1610

Allen & Company Incorporated
711 Fifth Avenue
New York, NY 10022
Fax: (212) 508-5839

Angel (Q) Investors II, L.P.
C/O J. Casey McGlynn
650 Page Mill Road
Palo Alto, CA 94304
Fax: (650) 493-6811

The Leasing Group, plc
42 Kenavon Drive
Reading
Berkshire RG1 3DJ

Write Image Limited
271 Regent Street
London W1R 8BP

Randy Blumenthal
2765 Sand Hill Road
Menlo Park, CA 94025

Meredith Family Revocable Trust u/a/d 12/16/94, amended 9/30/99
C/O Thomas Meredith
70 Pascal Lane
Austin, TX 78746

Curtis Smith
15 San Antonio Place #303
San Francisco, CA 94133

Scott Bonham
283 30/th/ Avenue
San Francisco, CA 94121

TWB Investment Partnership
1201 Third Avenue, 40/th/ Floor
Seattle, WA 98101
Fax: (206) 587-8500

SKGF Investments-2000-1, L.L.C.
1100 New York Ave #600 N.W.
Washington, D.C. 20005